Exhibit 10.1

This FIRST AMENDMENT, dated as of May 29, 2015 (this “Amendment”) amends the AMENDED AND RESTATED 364-DAY BRIDGE CREDIT AGREEMENT dated as of March 31, 2015 (the “Bridge Credit Agreement”) among New STERIS Limited, a private limited company organized under the laws of England and Wales, as a Borrower and as a Guarantor (“New STERIS”), Solar US Parent Co., a Delaware corporation, as Retiring Borrower, STERIS CORPORATION, an Ohio corporation, as a Borrower and as a Guarantor (“STERIS” and together with New STERIS, the “Borrowers”), the other Guarantors (as defined below) that are parties thereto from time to time, the Lenders that are parties thereto from time to time, and Bank of America, N.A., as administrative agent (“Administrative Agent”) for the Lenders. Capitalized terms used but not defined in this Amendment have the respective meanings given to them in the Bridge Credit Agreement.

WHEREAS, the parties hereto have agreed to amend the Bridge Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. AMENDMENTS. Subject to satisfaction of the conditions precedent in Section 2, the Bridge Credit Agreement is amended as follows.

1.1 Amendment to Definitions. The definition of “Long Stop Date” in Section 1.01 is amended by deleting “July 12, 2015” and inserting “December 31, 2015” in lieu thereof.

1.2 Amendment to Section 2.02. Section 2.02(a) of the Credit Agreement is amended by replacing “the fourth Business Day prior to the date of the proposed Borrowing in the case of a Borrowing in Sterling” contained therein with “the second Business Day prior to the date of the proposed Borrowing in the case of a Borrowing in Sterling”.

1.3 Amendment to Section 2.04. Section 2.04(b) of the Credit Agreement is amended by (x) adding “(provided such rate shall increase to 0.25% per annum on and after July 13, 2015)” immediately following “an amount equal to 0.20% per annum” contained therein and (y) replacing “the Delayed Draw Date” contained therein with “the Closing Date”.

1.4 Amendment to Schedule I. Schedule I is amended and restated in its entirety as set forth in Schedule I attached hereto.

SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on and as of the first date on which the following conditions precedent have been satisfied (or waived in accordance with Section 9.01 of the Bridge Credit Agreement):

2.1 The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include .pdf or facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

2.2 Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants as follows:

3.1 Authorization and Validity. The execution, delivery and performance by each Loan Party of this Amendment (i) are within such Loan Party’s organizational powers, (ii) have been duly authorized by all necessary organizational action and (iii) do not contravene (A) such Loan Party’s charter or by-laws or other organizational documents or (B) any law, regulation or contractual restriction binding on or affecting such Loan Party, subject to the Non-Contravention Exception and (iv) will not result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Consolidated Group, except, in the case of clause (iii)(B) and (iv), as would not be reasonably expected to have a Material Adverse Effect.

3.2 Government Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrowers and each Guarantor of this Amendment and the consummation of the transactions (including the Acquisitions) contemplated hereby, other than the Panel, as directed by the Panel pursuant to the requirements of the City Code, anti-trust regulators, as directed by anti-trust regulators, as contemplated by the Scheme Documents or (as the case may be) the Takeover Offer Documents or as is obtained by the time required.

3.3 Event of Default. No Default has occurred and is continuing.

SECTION 4. MISCELLANEOUS.

4.1 Continuing Effectiveness. Except as expressly set forth herein, the Bridge Credit Agreement shall remain in full force and effect and is ratified, approved and confirmed in all respects.

4.2 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

4.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of, and be enforceable by, the Loan Parties, the Administrative Agent and each Lender and their respective successors and permitted assigns, except that the Loan Parties shall have no right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any purported assignment without such consent shall be null and void.

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4.5 Effect of Amendment. On and after the date on which this Amendment becomes effective, each reference in the Bridge Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Bridge Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Bridge Credit Agreement, shall mean and be a reference to the Bridge Credit Agreement, as amended by this Amendment.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEW STERIS LIMITED, as a Borrower and as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

STERIS CORPORATION, as a Borrower and as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

AMERICAN STERILIZER COMPANY, as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

INTEGRATED MEDICAL SYSTEMS INTERNATIONAL, INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

ISOMEDIX INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Vice President and Secretary

[Bridge Amendment]

ISOMEDIX OPERATIONS INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Vice President and Secretary

STERIS EUROPE, INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

STERIS INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

UNITED STATES ENDOSCOPY GROUP, INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

[Bridge Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ E. Mark Hardison
	Name:	E. Mark Hardison
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sanya Valeva
	Name:	Sanya Valeva
	Title:	Senior Vice President

[Bridge Amendment]

Schedule I

Commitments

Part I – Lenders (other than UK Non-Bank Lenders)

Lender	Address	Tranche 1 Commitment	Tranche 2 Commitment	Double Tax Treaty Passport Scheme Reference Number and Jurisdiction of Tax Residence (if applicable)
Bank of America, N.A.	One Bryant Park New York, New York 10036	£136,000,000	$0	13/B/7418/DTTP USA
JPMorgan Chase Bank, N.A.	383 Madison Ave New York, New York 10179	£136,000,000	$0	13/M/268710/DTTP USA
KeyBank National Association	127 Public Square Cleveland, Ohio 44114	£68,000,000	$0	13/K/216374/DTTP USA

Part II – Lenders (UK Non-Bank Lenders)

None.

Part III – Total Commitments

	Tranche 1 Commitments	Tranche 2 Commitments
TOTAL	£340,000,000	$0